UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

Hancock Jaffe Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 21, 2018, Hancock Jaffe Laboratories, Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 11,717,307. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 6,777,334. Greater than a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy, thereby constituting a quorum. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the Class I director nominees were elected. The voting results reported below are final.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as Class I directors of the Company, each to serve for a three-year term that expires at the 2021 Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier death, incapacity, removal or resignation. Each nominee for Class I director of the Company was elected by a vote of the stockholders as follows:

Nominee	Shares Voted For	Shares Withheld
Dr. Francis Duhay	6,746,713	6,017
Dr. Sanjay Shrivastava	6,746,713	6,017

Proposal 2: To ratify the appointment by the Audit Committee of the Board of Directors of Marcum LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018:

Shares Voted For	Shares Against	Shares Abstaining
6,771,317	5,654	363

On the basis of the above votes: (i) Dr. Francis Duhay and Dr. Sanjay Shrivastava were each elected as Class I directors of the Company, each to serve for a three-year term that expires at the 2021 Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier death, incapacity, removal or resignation, and (ii) the proposal to ratify the appointment of Marcum LLP, as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK JAFFE LABORATORIES, INC.

Dated: December 21, 2018	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer